LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

                                   BAR CHART:

                                 MARKET BACKDROP

                       OAK VALUE FUND VERSUS ITS BENCHMARK
                             OAK VALUE FUND                      S&P 500 INDEX
2ND QUARTER                        7.9%                               5.9%
1 YEAR                            23.3%                             -14.8%
5 YEARS*                          17.9%                              14.5%
1/18/93-6/30/01*                  17.6%                              15.2%

                        Time Periods Ended June 30, 2001.
                  *Periods longer than one year are annualized.



 "RIGHT HERE, RIGHT NOW, THERE IS NO OTHER PLACE I WANT TO BE." - Jesus Jones

At Oak Value, we're weathering 2001's economic/ market storm quite nicely thus far. The Fund posted healthy positive relative and absolute results for the calendar quarter ended June 30. The Fund notched a +7.9% second quarter result that outpaced the broad market on a relative basis by 2% for the quarter and helped compile a healthy lead over its benchmark S&P 500 Index thus far in 2001. We are also proud of the fact that all trailing historical time periods show a healthy lead (solidly positive even in a recently money-losing market) over the benchmark S&P 500 Index.

As indicated in the chart above, the broad equity market returned to positive territory during the second quarter of `01, though it did so on a downward trajectory as Spring faded into Summer. A strong +7.8% April return for the S&P 500 Index faded to a roughly flat May, and the broad market gasped its way to its positive 5.9% return for the second calendar quarter only as the clock ran out on a -2.4% losing effort for June. The latest "earnings season" has turned ugly for many investors, as hundreds of companies are either pre-announcing reduced profit projections from earlier expectations or reporting actual results that fall short, or both. (Perhaps CNBC will change their commercials to "warnings season?" By the way, we love the Merrill Lynch commercial of the guy longingly watching his VCR-taped CNBC reruns from the bullish days; it just doesn't seem as much fun to watch anymore now that it's so hard to "profit from it.")

While this quarter's results turned positive for many investors, anxiety has moved up as market averages have cascaded down. Little wonder, since even the THREE YEAR RETURN on the S&P 500 Index of 3.9% (annualized) - that is not a typo: +3.9% a year for the trailing three years - sits anemically below that of CD's (the bank time deposit, not the music medium). That's a long time to make very little return; if you factor in that many people's dollar weighted results
- adjusted for many investors' propensity for putting more money into overpriced stocks well after the bull's run began - the results are even worse. Call it part of the new cruelty of adjusting to post-bubble investing, a place where we suspect returns are simply going to be harder to eke out and less driven by a rising tide lifting all boats. With the easy money, 20+% a-year return tide receding, those who have been skinny-dipping appear to be in for an unpleasant unveiling (how's that for mixed-but-related metaphors?).

Two things are clear to us, as both market participants and observers, about mid-2001's collective-think about the macro environment. First, as the middle part of the year approached and passed, market mavens found it increasingly difficult to justify their calls for a broad-based second half of the year profit "recovery". Second, investors may find that the by-product of a depressed outlook for the second half of `01 may ultimately turn out to be good news masquerading as bad. As the realization of slower growth turns into more realistic expectations for company profits, the market's transmission mechanism reacts by adjusting many stock prices downward. What's good about that, you might reasonably ask? For prepared value-minded investors, it spells opportunity in our view. When news is bad, or sometimes just less than stellar or even less good than expected, stock prices may well fall in excess of a rational analysis of the long-term prospects of the underlying business in question.


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


Of course, sometimes the price adjustment is entirely appropriate; rational valuation methods, knowledge of company fundamentals, and good judgment are required to tell the difference between an opportunity and a company that deserves to be cheap. But as investors we RELY ON stock market prices to move down, as well as up, because that is the very behavior expected of the market. Everybody knows that it is in the very nature of successful investing to "buy low, and sell high." Only the market's price volatility makes the former possible to build toward the latter. It is those reliable waves of pessimism that give astute investors the opportunity to buy good businesses at bargain prices. As many a value investor has observed, "if the market were efficient, there wouldn't be anything to buy." Market environments like the one we're in now CREATE those opportunities, via stock price entry points for selected companies that we think sow the seeds for future returns.

                              2Q01 PORTFOLIO UPDATE

More important than short-term performance results of course is that, generally, we are satisfied with the business progress being made by the Fund's portfolio companies. We find that a focus on the business progress of companies, rather than a fixation on their stock prices, tends to support the objective of conservative capital growth that is consistent with the financial and real objectives of Fund shareholders. It keeps us focused on business VALUES, not trading PRICES, though we have found the two converge over time. If you own good businesses, purchased intelligently, the relationship between stock prices and underlying business activity tends to work to your benefit. To paraphrase Warren Buffett, we focus on the playing field and let the scoreboard take care of itself. So we report on the periodic posted performance figures based on stock price movements, but what we REALLY watch is the progress of the portfolio companies.

In that regard, there have been selected business shortfalls, for which we provide some details below. In those cases, our actions have been carefully considered. For trouble spots in the portfolio, we are either 1) content that future value remains higher despite the disappointment, or 2) newer entrants to those businesses and are getting the opportunity to build those positions in the face of the uncertainty, perhaps even because of it. In the case of Interpublic, we acted to eliminate Fund portfolio exposure in the face of business and financial results that did not meet our expectations. With Tellabs, we used the stock price weakness to book a tax loss to offset other Fund realized capital gains, leaving us the option of coming back to that position in the future if its investment merits at that time warrant.

In terms of specifics, we have had seven portfolio companies (of the roughly 30 or so we held across the Fund portfolio during the second quarter) pre-announce or miss earnings expectations recently. They were Merck, J. P. Morgan Chase, Corning, Compaq, Interpublic Group and Tellabs. In our view the first three of them - Merck (Health Care), J. P. Morgan Chase (Finance Related), and Corning (Technology) - don't count as disappointments, since the bad news was a precipitating event for stock price declines that helped catalyze our action to establish them as new positions. Stated another way, we got the chance to buy some fine businesses for the Fund portfolio because we were willing to look through short term bad news and accept short term price volatility and even downside in order to gain exposure to their very attractive long term business economics. The first is Merck, a leading drug maker supplying life-improving and life-saving treatments to patients worldwide, the second, JP Morgan Chase, an innovative global provider of investment, financial, and capital solutions, and the third, Corning, the market-leading provider of the hair-thin glass material (optical fiber) that is essential to continuing the build out of the world's high speed communications infrastructure.

A fourth company, Compaq (Technology), recently adjusted expected earnings downward, but not significantly in our view (down by $.01 per share), and not enough to impair our investment thesis. That is, though the weak consumer PC side of Compaq's business gets lots of media attention, servers, storage, and service (so-called enterprise solutions) will be the drivers of value for the company. This fundamental mis-focus on Compaq as a "beige-box" maker for consumers, coupled with operational improvements (rationalizing inventory, increasing operational efficiencies, implementing cost reductions and restructuring) that we knew they needed to make, are among the very reasons the stock ever got cheap enough to consider buying in the first place. Recall that Compaq was a darling of the "go-go," momentum investing



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crowd in the mid-to-late 1990s before many had ever heard of Michael Dell and before Compaq's stock price got hammered and we began purchasing for the Fund portfolio at around the $25 per share level. Despite any appearance to the contrary, we still think it's worth a good bit more than it sells for.





Pie Chart:

                       Distribution By Business Category

                              As Of June 30, 2001

Consumer Related                   8%

Diversified                       13%

Finance Related                   13%

Insurance                          9%

Marketing Services                 4%

Media                             17%

Retail                             2%

Technology                        11%

Telecom                           13%

Cash                               4%

Healthcare                         2%

Basic Materials                    4%



We sold Interpublic Group after changes in its senior management and a weakening advertising climate had caused it to begin missing financial targets (see further details in the Portfolio Activity section below). We made good money in the Fund portfolio by owning Interpublic over the years, but we thought it was the right move to depart. Conversely, while E. W. Scripps lowered its financial targets earlier this year, we maintained the Fund portfolio exposure because we view that action in the broad context of a soft advertising environment versus company-specific shortcomings. Tellabs was a casualty during the second quarter of an increasingly difficult industry environment. Capital spending in the telecommunications equipment area has simply dried up, as telecom service providers digest a surfeit of spending from the past few years and push new investment decisions further into the future. While Tellabs had held out longer than most companies in the area in terms of earnings shortfalls, conditions in the industry are such that no one is being spared, and they joined the parade of negative news late in the second quarter. We provide further details below in the Portfolio Activity section.

Returning to the positive news that has helped the Fund earn positive results of late and looking through the collection of portfolio holdings (summarized in a representative grouping by business category in the pie chart), we are happy with both the business progress and the reported financial results for the Fund's holdings. In the preponderance of cases, portfolio companies are hitting financial targets and making good business progress. Without going into copious detail on each individual category or holding, suffice it to say that, company-by-company, business-by-business, we have reviewed the portfolio and remain excited about the Fund's ownership of these durable businesses and the investment opportunities they represent.

Second quarter portfolio results were generally driven by strength in insurance and telecom (including cable) stocks, as well as broadly distributed stock selection strength in a diverse collection of areas including marketing services (Valassis), materials (International Flavors and Fragrances), and cosmetics
(Avon). Lexmark, Cendant, and Tiffany were the best three price performers during the second quarter, while Tellabs, Compaq, and Ambac pulled up the rear. In general we're pleased by the resiliency being demonstrated by the portfolio's underlying businesses in an economic backdrop that while not yet technically recessionary, can certainly be termed challenging (or else Fed Chairman Greenspan wouldn't be trying so hard to appear nonchalant while shepherding the largest interest rate cut in a generation - short term rates have been cut by 2.75% during the past year or so).

 TOP 10                                 BUSINESS                   % OF
 HOLDINGS                               CATEGORY                PORTFOLIO
-------------------------------------------------------------------------

 BERKSHIRE HATHAWAY                 DIVERSIFIED                      10%
 AMBAC FINANCIAL GROUP              FINANCE RELATED                  5%
 CHARTER COMMUNICATIONS             TELECOMMUNICATIONS               5%
 E.W. SCRIPPS                       MEDIA                            5%
 COMCAST CORP.                      TELECOMMUNICATIONS               5%
 USA NETWORKS, INC.                 MEDIA                            5%
 REPUBLIC SERVICES GROUP            CONSUMER RELATED                 4%
 WASHINGTON POST                    MEDIA                            4%
 LEXMARK INTERNATIONAL              TECHNOLOGY                       4%
 VALASSIS COMMUNICATIONS            MARKETING SERVICES               4%

                              AS OF: JUNE 30, 2001



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                                RESEARCH PROCESS

"KNOWLEDGE IS GOOD." - Emil Faber

A word about research. Well, several actually (surprised?). Running joke: How many Wall Street analysts does it take to put a "Sell" recommendation on a stock? None; it's a trick question - there are no sell recommendations. In what to us can only be termed a bizarre turn of events, "Street" analysts were generally taken to the woodshed during the second quarter over a series of purported shortfalls of the methods whereby they rate companies in their research. Those under the microscope were the collection of analysts employed by "Wall Street" investment firms, though they aren't all "on" Wall Street. They are called "sell-side" analysts because they are in the business of "selling" their ideas to investors (individuals or professionals) who act on analysts'recommendations in the hope of earning a profit. Said analysts' employers usually earn profits in several lines of businesses, including both stock brokerage - trading, order-processing, and market making in securities transactions - and the more lucrative business of investment banking - advising companies on methods to obtain financing and participation in selling new securities issued to the public to secure that financing.

It seems the media and the wider investing public have latched on to the idea that the product that analysts churn out - primarily company research reports with price targets and recommendations - cannot necessarily be taken at face value. Apparently a chorus of skeptics arose to sing in concert in light of the fact that firms and analysts have steadfastly maintained a huge preponderance of "Buy" recommendations on companies even as share prices have by and large plummeted over the past eighteen months, some in spectacular and high-profile flameouts, particularly the continued parade of dot-bombs.

Perhaps the current refrain against the former financial golden-children is nothing more than that all-too-human desire to watch the mighty fall - that visceral negative emotion encapsulated so well by the expression schadenfreude: taking satisfaction in the troubles of others. Especially when those others happen to be well-paid, and have previously received extensive, largely adoring public notoriety, or as Wilt Chamberlain put it, "nobody roots for Goliath." Whatever the cause, this "analyst as scapegoat" fever rose to the level of serious attention when even Congress got itself into the act in May (note to self: when Congress is investigating you for your ethics, it's time to take a good hard look at your life) holding hearings and threatening new regulation to protect investors.

Analysts' alleged offenses all relate to the level of objectivity they bring to their assigned task. It appears to many observers that the worst analysts will typically do is put the rating "Hold" on a research report for a stock they cover, and that when they do so, they usually really mean "Sell," as opposed to just coming right out and saying what they mean. This form of financial double-talk is easily decoded by financial cognoscente, but the fuss is over whether this leaves average investors at a disadvantage - having recently gained widespread access to the same analyst reports as the pros, but not privileged to be inside the "circle of trust." Critics also charge that analysts are an overly optimistic lot, generally having more glowing opinions for companies and higher price targets for them than appears warranted - at least than appears warranted by investors chastened by their results and perhaps seeking someone to blame.

As Dennis Miller would say, "We don't want to get off on a rant here, but..." we take great pride in doing our own research, expending considerable expense and effort in visiting with target and portfolio companies, and their customers, suppliers, and competitors. We do so to gain an understanding of how businesses operate so that we can value them appropriately and make use of the associated knowledge to make judgments for Fund's shareholders.

If we thought we could in good conscience achieve a similar objective by staying at home all the time and reading company-published material, Wall Street research, or some combination thereof, we would do it; it would certainly be cheaper and easier. BUT WE KNOW BETTER, SO WE DO WHAT WE NEED TO DO, WHICH IS A LOT OF HOMEWORK AND ANALYSIS, BUILT ON A LOGICAL FRAMEWORK AND APPLIED WITH MUCH ELBOW GREASE. WE HAVE LONG BEEN ON RECORD THAT WE ARE INTERESTED IN BUYING BUSINESSES, WHILE WALL STREET IS PRIMARILY INVOLVED IN SELLING STOCKS. There is nothing sinister in that proposition, but there simply is a natural opposition between the two positions.

In our opinion, you put yourself at a decided disadvantage as an investor if you not only have inadequate company and industry knowledge and independent verification systems, but you further do not even recognize the arm's length nature of the buyer/seller relationship. We note that we make limited use of "Street" research to gain background information and context, and we have found selected analysts that are extremely talented and knowledgeable about their industries. BUT WE KEEP OUR OWN COUNSEL ABOUT THE VALUATION OF A BUSINESS. WE SUBSTITUTE THE KNOWLEDGE AND INSIGHT THAT WE PAINSTAKINGLY ACQUIRE TO MAKE COMPANY VALUATION JUDGMENTS IN THE PLACE OF BOTH STREET ANALYSTS' RECOMMENDATIONS AND THEIR VALUATION CALCULATIONS THAT ARE PRODUCTS OF A SYSTEM WHOSE LIMITATIONS WE CLEARLY RECOGNIZE.

The nature of the Wall Street firms' business models is such that deal-driven, investment banking revenue supports the operation financially. We have noticed in life that it is usually he who pays the piper that calls the tune, so the optimistic tenor of analyst viewpoints is unsurprising to us. The surprise to us would be if things were any other way, given the structure of the system. As Mr. Buffett has observed "Whose bread I eat, his song I sing."

Perhaps a practical mental image may be of some help if you feel you must read analyst reports: always picture a preface page on research reports of only two words: CAVEAT EMPTOR - then all you will need for protection is a Latin dictionary rather than an act of Congress. As a final word in the realm of the practical, we advocate for any investor that which we practice here: USE ANALYST RESEARCH TO GATHER INDUSTRY BACKGROUND QUICKLY AND EFFICIENTLY, BUT MAKE SURE TO ADD OTHER INFORMATION SOURCES AS WELL. And of course throw away the recommendations and the valuation work if you believe, as we do, that independent thinking matters in making intelligent investment judgments much more than following the widely-disseminated and remarkably similar advice of the Wall Street crowd. Of course that's just our opinion; we could be wrong.

                                PORTFOLIO OUTLOOK

From our April 2000 publication titled: "TO B2B, OR NOT TO B2B? - EVOLUTIONARY THOUGHTS OF A VALUE INVESTMENT MANAGER": "We maintain that we will find something sensible to buy in the technology arena, and that the concept of a rationally priced tech stock will not remain an oxymoron forever. We made an absolute zero commitment to any of them (tech companies we visited) given 1999's pricing environment. We came close on a few, but backed away because either our confidence level was too low and/or pricing got too expensive. Neither of those two outcomes causes us great discomfort, as we do not expect that our entire research effort in the area will go for naught forever. Under the right conditions, we expect our knowledge in this area to meet opportunity at some point."

A recurring question we seem to be getting a lot these days is one we anticipated some time ago - "are technology stocks good values now?" That people are now asking the question of whether there are values in the tech area is something we view as an ironic twist, but a good sign. It wasn't so long ago that no one dared ask this question: everyone simply assumed there was value. If people were making money just because prices kept rising, there must have been value, right? Ironically as we now know, that was precisely the environment in which investors should have been most fearful. A little well-placed skepticism might have helped investors avoid Mr. Buffett's aptly labeled "high price for a cheery consensus."

So are there values in tech, the market area where the price compression has been the most extreme? Our short answer, based on what we have been doing in terms of buying this year, is "no," or "not yet," at least not on any grand scale, as evidenced by our limited specific portfolio actions (detailed below in the Portfolio Activity section).

Perhaps the idea that we - avowed Buffett-following fund managers - would be the ones to address questions about technology is still oddly ironic for readers. Again, until recently, and perhaps even today, asking a manager with a valuation bent about "values" in technology could be viewed like getting that second medical opinion from your gardener. Or is it? We ran across some interesting comments on this topic recently. "Technology stocks are volatile... buy when no one is interested in them...sell when everyone is interested in technology... or when your grandmother wants to buy tech IPOs...and finally don't fall in love with technology companies. Remember to view them as investments."



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Our investment team didn't write that. Warren Buffett certainly didn't write it.
It was rather attributed to Mary Meeker (Morgan Stanley's tech analyst, dubbed by the media as "queen of the internet") in a recent Fortune article detailing the unraveling in tech stock prices. But what we did write, again in our April 2000 treatise on technology, is that "technology businesses are like any other in that they are subject to competition, and must ultimately provide a cash return on invested capital to be successful." So maybe we are EXACTLY the people to answer the question, and it only makes you crazy like a fox to listen to us, and not a poster child momentum manager, or Henry Blodget, or Jeff Bezos. Ironically, we think Ms. Meeker pretty much hit the nail on the head: tech stocks don't have their own separate realm of reality - "view them as investments."

In our view there is one paramount issue in investing: what kind of cash returns can any business, technology included, produce in the future? We would apply the same criteria if were asked to opine on value in the gold market, or investments in Japanese yen, or oil wells, or the secondary market in exotic pets (but please, don't ask). Show us the future cash flows expected, including the assumptions on which that forecast is based, and we can get comfortable handicapping value available versus price being offered. AS LONG AS WE GET TO SAY "NO THANKS" TO INVESTING IN THEM.

Applying this concept specifically to what we do, stock picking, we look for GOOD BUSINESSES, with GOOD MANAGEMENT, available AT ATTRACTIVE PRICES. These three simple principles are what get us comfortable about the future cash flows we use to value a business, and they apply equally to tech companies as to any others. And we'd add that for investors, investing in technology, or anything else is a simple equation in our view: value is the present value of future cash flows. It's a SIMPLE model, but it's not easy, since getting precision on future cash flows is a big challenge. We think that determining sustainable competitive advantage is the key to confidence in the value assigned to any kind of business and that the future cash flows generated by those advantages correspond directly to intrinsic value. Market price should follow said value IN THE LONG RUN.

Viewed in this context, broadly speaking, we would not say we are anywhere near a point where there are technology values lying all over the ground just waiting to be picked up. Many tech companies we've visited have a lot going for them, but one downside of their mouth-watering economics, huge markets, and great growth is reduced clarity about long term conditions and how long they will be able to earn excess returns. None of this means that tech stock prices can't go up by the way; it just means that, by and large we may not own them. We're not in the business of broadly playing sectors or industries, or trying to make a call on the bottom in stock prices to make a quick buck on the turnaround. Our tendency has been and will continue to be to wade in to selected superior businesses, where we can find compelling economics and the ability to generate predictable, growing, excess cash flow.

And that's just the valuation side of the coin. The other side is the price asked by the market for these businesses. We don't see overly compelling opportunity from that perspective either. In mid May, the NASDAQ traded in aggregate at 57 times the expected forward twelve months earnings of its constituents, and those earnings have been largely reduced since then, likely raising the p/e even higher (though prices too have come down). That many things are massively reduced from their former prices doesn't really matter to us. Most of them never should have been valued that way in the first place in our humble opinion, so looking backward doesn't mean a whole lot to our way of thinking.

On the evidence of our portfolio activity, we aren't ignoring the area. We told people, BEFORE the downturn in the tech sector, that under the right conditions we expected our methods of evaluating the underlying competitive strengths of businesses would allow us to own for the Fund a few tech-related businesses that met our criteria if they were to be offered in the future at more rational prices. In some select companies, we may be getting there, and we've had our ups and downs in technology as in other areas in the Fund portfolio. Primarily, we've been able to get more comfortable to date with the economics for USERS of technology or ENABLERS (see Corning, below), rather than PRODUCERS. Our commitments to Comcast and Charter in the cable area are tech related, in that technology is enabling and driving new revenue streams for those businesses, and strengthening their competitive stature in terms of digital cable, high-speed internet access, and video-on-demand, all services above and beyond traditional cable



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that could not exist without upgraded technology. As other portfolio examples,
Lexmark makes printers, but cash flow from consumable ink cartridges is the attraction, and Sabre Group utilizes technology to generate a stream of transaction related revenue (from the travel industry) that we view as a tech-enabled version of one type of ages-old good business model.

Some of our research effort begun prior to the meltdown has paid off. We've built roughly 10% technology exposure in the Fund portfolio. We have selectively added to the Fund portfolio over the last year or so in the few businesses we found that met our criteria. In hindsight, we haven't always been right, but our review of results indicates two things: 1) we've largely avoided what has been for many investors a wholesale slaughter in the area and 2) our larger weightings have been in stocks where we've made money versus smaller tech positions that may have lagged.

Perhaps surprisingly, there hasn't frankly been ENOUGH of the pessimism that would likely be required to generate a longer list of technology "values." Cheaper than before doesn't mean value to us; GETTING A REASONABLE SET OF ASSUMPTIONS ABOUT WHERE THINGS ARE GOING IS WHAT DEFINES VALUE FOR US, and there are plenty of other non-tech investment ideas, some detailed below. In terms of why many tech stock prices remain at price levels that may or may not be justified by the economics of their businesses, we think part of that may be attributable to so many people continuing to ask the question: IS TECH CHEAP?
Note in the comments from earlier: "buy when no one is interested in them...sell when everyone is interested in technology." It seems to us that people are still pretty interested. Hope springs eternal.

                             FUND PORTFOLIO ACTIVITY

SALES - We eliminated one long-held portfolio position during the second quarter, INTERPUBLIC GROUP (IPG) and one short-timer, TELLABS (TLAB).

We have owned IPG for the Fund since mid-1995 when we began buying the stock at a split-adjusted price between $12 and $13 per share. Since that time we were handsomely rewarded as this global advertising and marketing services giant participated in ad spending increases substantially in excess of GDP growth and management added a string of well-integrated acquisitions. Recent changes in IPG's top management, a large acquisition (of True North, also a former Fund portfolio holding), and the recent economic slowdown have conspired to erode our confidence in this formerly reliable performer. Of the three issues, the change in IPG's senior management is our biggest concern. Adding in that the company missed financial objectives twice in consecutive quarters, we had trouble signals that combined to represent more than the proverbial canary in a coalmine. We began reducing exposure to IPG in the Fund portfolio in the first quarter of 2001 and eliminated the Fund's position during this second quarter. While we are fans of the company and the industry long term, we were less comfortable with IPG's premium valuation, based on our reduced comfort level with its predictability relative to its past history.

Tellabs stock price in June was a casualty of the increasingly difficult environment for telecommunications equipment. It remains our view that 1) Tellabs' problems are related to their industry environment, not fundamental issues with their products, 2) their long term business opportunity is intact, and 3) the stock is worth a good bit more than it sells for today. Telephone systems and networks will continue to use Tellabs products, though their pace of equipment purchases will clearly be pushed further into the future. In our view, it's a timing issue, a "when," not an "if." Nonetheless, seeing little on the immediate horizon that seems likely to improve the current stock price, we sold Tellabs in order to capture some tax loss "benefit," leaving open the possibility of rebuilding that position later in the year.



                          2Q01 PORTFOLIO SALE ACTIVITY

  POSITION (BUSINESS)

  TELLABS (TLAB)
 (TELECOMMUNICATIONS EQUIPMENT)



SUMMARY REASON FOR SALE

Though we recognize that valuation is impacted by timing differences, we think the market has more than discounted the bad news. Nonetheless, Tellabs recent revenue and earnings shortfall was substantive, the market's reaction was swift and unforgiving on the downside, and the resulting impact on the Fund's results for the second quarter was meaningful. We sold the position on price weakness to generate losses to offset other Fund realized capital gains.


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                          2Q01 PORTFOLIO SALE ACTIVITY

  POSITION (BUSINESS)

  INTERPUBLIC GROUP
 (ADVERTISING/
  MARKETING)


SUMMARY REASON FOR SALE

Recent changes in IPG's top management, a large acquisition, and the recent economic slowdown have conspired to erode our confidence in this formerly reliable performer. Of the three issues, the change in senior management is our biggest concern; while we are fans of the company and the industry long term, we were less comfortable with IPG's premium valuation.



PURCHASES - We added three names to the Fund portfolio in the second quarter, EQUIFAX (EFX), CORNING (GLW) AND MERCK (MRK).

We added roughly 2% positions in Equifax to the Fund portfolio after having followed the progress of the company for the better part of the 1990s. Equifax is a global financial information services company with two main business units. Information services includes consumer and commercial credit reporting and related services, while payment services processes the electronic payment of several billion transactions annually. [Note: by the time shareholders read this communication, the original Equifax purchases we made for the Fund will have split into TWO holdings, along the lines of the businesses described above. The first will be the new Equifax, which retains the traditional credit reporting services. The second will be the electronic payment processing business, spun off to shareholders as the newly-traded Certegy. Though any statement of Fund holdings as of June 30, 2001 will reflect only the Equifax holding, the corporate action which created the two separate companies was implemented in early July.] We are attracted to the transaction-based revenue model and high return on equity in Equifax's businesses. We also like their opportunities to leverage the internet and the growth in electronic commerce generally, as well as the potential for improved valuation visibility now that the two business units are trading as distinct entities.

Corning manufactures and supplies materials and components, most prominently including fiber-optic cable, to customers in the telecommunications and technology sectors. While perhaps not at the absolute point of maximum pessimism, market participants are clearly unhappy with the overcapacity issues currently extant in the telecom arena. Nonetheless, we think the long-term thesis of increasing ubiquity of a high-speed "broadband" communications infrastructure is very much intact, and that on a secular basis, Corning should benefit from this trend in a way that is very visible to its long term earnings growth once the current fear and loathing become tomorrow's memories.

Finally, short term overall market dislocations and concerns over patent expirations have weakened the pharmaceutical industry enough to create an attractive entry point for us after a long time wondering if we'd ever get the chance to buy in the area again. We feel fortunate to have acquired a roughly 2% position for the Fund portfolio in Merck. Merck has below-market multiples of free cash flow for a high quality drug company that we feel has solid above-market growth prospects.

Last quarter in our 1Q01 portfolio commentary (copies available; call 1-800-622-2474 or on the website at http://www.oakvaluefund.com/pdf/1q01comm.pdf) we were mum on the name of a new position we had added but were still actively trying to build into a complete position. We didn't get another chance to buy J. P. Morgan Chase (symbol: JPM) for the Fund at our price target during the second quarter (though we did in post- quarter trading activity) so we thought we'd give some details on why we like that business in this communication. JPM is a merger of the history-steeped
J. P. Morgan organization and Chase Manhattan Bank. It is currently a powerhouse worldwide provider of capital services through both potent securities underwriting operations and a broad and deep commercial lending organization (built on Chase's own base and that of its prior acquisitions of Manufacturers Hanover and Chemical Bank). JPM is increasingly winning large client financing arrangements where a package of financing options and capabilities are attractive to global clients. At our target price, we have calculated that the Fund is paying roughly ten times expected cash earnings. [We note that the ten times estimate is also exclusive of the difficult to value Chase Partners, their successful venture capital operation. Though it may be difficult to value, we're pretty confident that it does HAVE value. Any future benefit provided by the VC operation, and we think it likely there will be some, will be gravy.] In purchasing JPM, Fund shareholders get to own a franchise that includes investment and private banking, asset management, and traditional lending and commercial banking services all under one business masthead, a one-stop-shopping competitive advantage we think JPM will exploit to build shareholder value in the coming years.





                  2Q01* PORTFOLIO SIGNIFICANT PURCHASE ACTIVITY
We added three new names to the Fund portfolio in the second quarter (and one last quarter that we're including here).

  POSITION (BUSINESS)

  CORNING
 (TELECOMMUNICATIONS EQUIPMENT)

SUMMARY INVESTMENT THESIS


While perhaps not at the absolute point of maximum pessimism, market participants are clearly unhappy with the overcapacity issues currently extant in the telecom arena. Nonetheless, we think the growth of broadband networks mean that Corning will sell lots more fiber cable to complete the build-out of that network all the way to more end consumers.


  POSITION (BUSINESS)

  MERCK
 (PHARMACEUTICALS)


SUMMARY INVESTMENT THESIS


We have been looking at drug companies for several years, though we haven't owned any since the mid-1990s due to valuations. We think Merck is a solid business able to post attractive earnings growth, but offered recently at the price of a sub-market performing company.


  POSITION (BUSINESS)

  EQUIFAX
 (INFORMATION SERVICES)


SUMMARY INVESTMENT THESIS


Equifax, most well known for its credit reporting service, is the kind of transaction-oriented, business transaction revenue generating company to which we are frequently attracted, trading (at our purchase target) near a mid-teens multiple of likely near-term cash earnings.



  POSITION (BUSINESS)

  JP MORGAN CHASE
 (DIVERSIFIED FINANCIAL SERVICES)

[*ADDED TO FUND PORTFOLIO IN 1Q 01, AND SOME RECENTLY IN 3Q 01; NOT DISCUSSED IN DETAIL PREVIOUSLY AS WERE STILL IN THE PROCESS OF BUILDING THE POSITION.]


SUMMARY INVESTMENT THESIS


This global financial services giant is a true multi-services institution of the type envisioned by the repeal of laws separating investment from commercial banking. At our target price, we have calculated that we are paying roughly ten times expected cash earnings.



                    HOUSEKEEPING AND OTHER ITEMS OF INTEREST

In 1999, we began a practice of publishing a portfolio commentary for the two calendar quarters (March and September) when we do not publish a full annual
(June) or semi-annual (December) Fund report. In order to help reduce Fund expenses, our practice is to deliver these interim portfolio comments only as part of another mailing we are already doing. Copies of these comments can be obtained by calling us at 1-800-622-2474, and are always available on our website. We also make a portfolio commentary for the June and December time periods (which is substantially similar to the letter to shareholders that is ultimately included in the semi-annual reports) available for distribution on the website or by calling us. These commentaries are typically available somewhat in advance of the publication of the semi-annual report.

We encourage you to visit our redesigned site, re-launched in the first quarter of 2001. If you haven't yet, please check www.oakvaluefund.com for a refreshed look and expanded information about the Fund and our philosophy. While you are there, you may add your name to our email list for more immediate electronic distribution of our communications. We also welcome your feedback in a brief specific section of the site designed to get your ideas about how to improve our efforts.

As many Fund shareholders know, Berkshire Hathaway (our largest holding for shareholders) holds its annual meeting in Omaha, Nebraska every April/May and we recently attended as we have many times in the past. Because it is such a large position in the Fund, we thought it would be useful and interesting to share some thoughts and ideas associated with this visit in the hope of communicating a greater understanding of the rational, research-based investing that we practice. This year as last we plan to publish information, opinions, interpretation, and conclusions gathered from our visit to the meeting. We recently issued the first of the 2001 series, "THE PERFECT STORM" REFLECTIONS ON THE BERKSHIRE HATHAWAY 2001 ANNUAL MEETING. (Copies are available upon request and at www.oakvaluefund.com).

We are endeavoring to participate in direct electronic exchange of information to whatever extent shareholders feel comfortable. We have "email-able" versions of most of our communications, this one and the above-referenced Berkshire piece included, available for delivery via electronic medium. Though the content covered is the same, the electronic versions typically contain some features that hard copies do not, primarily in the form of external internet "links" to other related websites of interest (for example the Yahoo page profile of a portfolio company) and also internal links to facilitate navigating our document from its table of contents and elsewhere. If email communication suits your "wired-world, new-economy" personality and lifestyle, please visit our website and subscribe to be added to our email distribution list. If you want hard copies via "snail-mail" of any of our material, we can do that too. Just let us know.

                                   CONCLUSION

As is frequently the case when asked to opine on the timing of drivers for short term results, there is no simple theme to credit, no obvious rhyme or reason for the ebbs and flows of pricing. Similarly we have no sage response to what is usually requested next: predictions of where "the market" is going from here. Rather, we simply rely for success on stock prices tracking business values OVER THE LONG TERM. As discussed above, we are pleased with the progress of most of the underlying businesses in the portfolio, even in the current less-than-inviting economic environment, and we are as active as ever in our proprietary research effort. Coupled with paying a sensible purchase price, a rational approach to investing tends to lead to satisfying results for those with patience and a long investment horizon. That's our story (a rewarding one of late and over longer time frames) and we're sticking to it.


The positive absolute performance results earned by the Fund thus far in a tough 2001 is far more important to us than any relative lead over an index. Benchmarking is how others keep score, but it's certainly not what we pay attention to. We shoot to make real money for shareholders over a long term investment horizon. Certainly we cannot expect to never lose money, and of course we did post a negative individual calendar year in 1999. But we don't like losing money, even in the short run, and especially try to avoid it in terms of permanent capital impairment. Our shareholders are looking for real positive returns they can use to build retirement funds, to fund their current retirements, to save for education, to generally build wealth, etc. In support of these goals, which are funded with growth in DOLLARS, not via relative percentage returns, we look to buy GOOD BUSINESSES, with GOOD MANAGEMENT, at ATTRACTIVE PRICES, and to monitor their business progress. When we do those things correctly, we rely on our past experience and judgment that positive results will fall into line.

As always, thanks for your continued support.



/s/ George W. Brumley, III

George W. Brumley, III, co-manager





/s/ David R. Carr, Jr.,

David R. Carr, Jr., co-manager

                             IMPORTANT INFORMATION:

Authorized for distribution only if preceded or accompanied by a prospectus. Where shown or quoted, recent company returns (for example calendar quarter or trailing twelve months) are stock price changes only, and reflect neither dividends nor any fees associated with an investment in the Oak Value Fund (the "Fund"). This commentary seeks to describe our current views of the market and to highlight selected activity in the Fund. Any discussion of specific securities is intended to help shareholders understand the Fund's investment style, and should not be regarded as a recommendation of any security. Displays detailing a summary of holdings (e.g., best and worst stocks, business category distribution, etc.) are based on the Fund's holdings on June 30, 2001 or held during the second quarter of 2001.

We do not attempt to address specifically how individual shareholders have fared, since shareholders also receive account statements showing their holdings and transactions. Information concerning the performance of the Fund and our recommendations over the last year are available upon request. Past performance is no indication of future performance. You should not assume that future recommendations will be as profitable or will equal the performance of past recommendations.

Statements referring to future actions or events, such as the future financial performance or ongoing business strategies of the companies in which the Fund invests, are based on the current expectations and projections about future events provided by various sources, including company management. These statements are not guarantees of future performance, and actual events and results may differ materially from those discussed herein. References to securities purchased or held are only as of the date of this communication to shareholders. Although the Fund's investment adviser focuses on long-term investments, holdings are subject to change.

This portfolio commentary may include statistical and other factual information obtained from third-party sources. We believe those sources to be accurate and reliable; however, we are not responsible for errors by them on which we reasonably rely. In addition, our comments are influenced by our analysis of information from a wide variety of sources and may contain syntheses, synopses, or excerpts of ideas from written or oral viewpoints provided to us by investment, industry, press and other public sources about various economic, political, central bank, and other suspected influences on investment markets.

Although our comments focus on the most recent calendar quarter, we use this perspective only because it reflects industry convention. The Fund and its investment adviser do not subscribe to the notion that three-month calendar periods or other short-term periods are either appropriate for making judgments or useful in setting long-term expectations for returns from our, or any other, investment strategy. The Fund and its investment adviser do not subscribe to any particular viewpoint about causes and effects of events in the broad capital markets, other than that they are not predictable in advance. Specifically, nothing contained in the Fund portfolio commentary should be construed as a forecast of overall market movements, either in the short or long term.

Any hyperlinks and/or references to other web sites contained in this material are provided for your convenience and information. We do not assume any responsibility or liability for any information accessed via links to or referenced in third party web sites. The existence of these links and references is not an endorsement, approval or verification by us of any content available on any third party site. In providing access to other web sites, we are not recommending the purchase or sale of the stock issued by any company, nor are we endorsing products or services made available by the sponsor of any third party web site.

Any performance data quoted represents past performance and the investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average Annual Total Returns for the Fund for periods ended 06/30/01: Since inception (1/18/93) = 17.6%, One Year = 23.3%, Five Years =
17.9%.

For more information about the Fund, including a prospectus, please call 1-800-622-2474.

OAK VALUE FUND
PERFORMANCE INFORMATION
===============================================================================



      COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE OAK
                   VALUE FUND AND STANDARD & POOR'S 500 INDEX

                        OAK VALUE FUND ($)            S&P 500 INDEX ($)
1/93                            10000                    10000
6/93                            10360                    10451.5
12/93                           12205                    10970.1
6/94                            11818.2                  10598.5
12/94                           12020.7                  11115
6/95                            13333.2                  13361.5
12/95                           15486.9                  15291.7
6/96                            17205.2                  16835.6
12/96                           19976                    18802.7
6/97                            24019.1                  22678.9
12/97                           27507.1                  25075.9
6/98                            32319                    29517.7
12/98                           32713                    32242.3
6/99                            34515.8                  36238.4
12/99                           31691.1                  39026.8
6/00                            31786.5                  38861.1
12/00                           37449.4                  35473
6/01                            39200.1                  33097.8

            PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

                                   INSERT BOX:

                                 OAK VALUE FUND
                          AVERAGE ANNUAL TOTAL RETURNS
                               AS OF JUNE 30, 2001
              1 YEAR            5 YEARS         SINCE INCEPTION*
              23.32%            17.90%               17.55%



                            CUMULATIVE TOTAL RETURNS

------------------------------------------------------------------------------------------------------------------------------------
                                                                                               YEAR-TO-DATE     SINCE
                                                                                                    2001      INCEPTION*
                     CALENDAR CALENDAR CALENDAR CALENDAR CALENDAR CALENDAR CALENDAR CALENDAR      (AS OF        (AS OF
                       1993*    1994     1995     1996     1997     1998     1999     2000        6/30/01)     6/30/01)
------------------------------------------------------------------------------------------------------------------------------------
  Oak Value Fund....   22.04%  -1.54%   28.89%   28.99%   37.70%   18.93%   -3.12%   18.17%        4.67%      292.00%
  S&P 500 Index.....    9.60%   1.32%   37.58%   22.96%   33.36%   28.58%   21.04%   -9.12%       -6.71%      229.35%
------------------------------------------------------------------------------------------------------------------------------------



                          AVERAGE ANNUAL TOTAL RETURNS

------------------------------------------------------------------------------------------------------------------------------------
                                                            FOR THE PERIODS ENDED JUNE 30, 2001
                                            ----------------------------------------------------------------------------------------
                                                                                                      SINCE
                                             SIX MONTHS(A)  ONE YEAR    THREE YEARS  FIVE YEARS    INCEPTION*

------------------------------------------------------------------------------------------------------------------------------------
   Oak Value Fund........................        4.67%       23.32%         6.65%       17.90%       17.55%
   S&P 500 Index.........................       -6.71%      -14.83%         3.89%       14.48%       15.16%
------------------------------------------------------------------------------------------------------------------------------------

* Inception date of the Oak Value Fund was January 18, 1993.
(A) Unannualized.


OAK VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2001
============================================================================================================

ASSETS
Investment securities at market value (acquisition cost of $268,708,385) (Note 2)........      $ 352,832,675
Receivable for capital shares sold.......................................................          2,223,662
Dividends receivable.....................................................................            200,060
                                                                                               -------------
   TOTAL ASSETS..........................................................................        355,256,397
                                                                                               -------------

LIABILITIES
Payable for securities purchased.........................................................          6,660,302
Payable for capital shares redeemed......................................................            393,428
Distributions payable....................................................................          1,441,493
Accrued expenses and other payables:
   Investment advisory fees..............................................................            253,141
   Administrative services fees..........................................................             11,532
   Accounting services fees..............................................................              5,625
   Shareholder services and transfer agent fees..........................................             38,007
   Other.................................................................................             47,952
                                                                                               -------------
   TOTAL LIABILITIES.....................................................................          8,851,480
                                                                                               -------------

NET ASSETS...............................................................................      $ 346,404,917
                                                                                               =============

Net assets consist of:
Paid-in capital..........................................................................      $ 263,290,269
Distributions in excess of net realized gains............................................         (1,009,642)
Net unrealized appreciation on investments...............................................         84,124,290
                                                                                               -------------

Net assets...............................................................................      $ 346,404,917
                                                                                               =============

Shares of beneficial interest outstanding (unlimited number of shares
   authorized, no par value).............................................................         11,267,789
                                                                                               =============


Net asset value, offering price and redemption price per share (Note 2)..................      $       30.74
                                                                                               =============


See accompanying notes to financial statements.

OAK VALUE FUND
STATEMENT OF OPERATIONS
YEAR ENDED JUNE 30, 2001
=============================================================================================================

INVESTMENT INCOME
   Dividends.............................................................................      $   3,380,203
                                                                                               -------------
     TOTAL INVESTMENT INCOME.............................................................          3,380,203
                                                                                               -------------

EXPENSES
   Investment advisory fees (Note 4).....................................................          2,765,899
   Administrative services fees (Note 4).................................................            126,004
   Shareholder services and transfer agent fees (Note 4).................................            379,181
   Accounting services fees (Note 4).....................................................             65,396
   Professional fees.....................................................................            110,588
   Printing fees.........................................................................             81,537
   Registration fees.....................................................................             52,785
   Custodian fees........................................................................             79,606
   Trustees' fees and expenses...........................................................             79,877
   Miscellaneous fees....................................................................             28,076
   Insurance expense.....................................................................             13,508
                                                                                               -------------

     TOTAL EXPENSES......................................................................          3,782,457
                                                                                               -------------

        Less: expenses paid by third party (Note 2)......................................            (32,882)
                                                                                               -------------

     NET EXPENSES........................................................................          3,749,575
                                                                                               -------------


NET INVESTMENT LOSS......................................................................          (369,372)
                                                                                               -------------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
   Net realized gains from security transactions.........................................          2,637,203
   Net change in unrealized appreciation on investments..................................         59,952,472
                                                                                               -------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS.........................................         62,589,675
                                                                                               -------------

NET INCREASE IN NET ASSETS FROM OPERATIONS...............................................      $  62,220,303
                                                                                               =============


See accompanying notes to financial statements.


OAK VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS
=============================================================================================================

                                                                                    YEAR              YEAR
                                                                                    ENDED             ENDED
                                                                                  JUNE 30,          JUNE 30,
                                                                                    2001              2000
-------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income (loss).........................................     $    (369,372)    $   1,121,899
   Net realized gains from security transactions........................         2,637,203         6,275,284
   Net change in unrealized appreciation/depreciation
      on investments....................................................        59,952,472       (67,451,289)
                                                                             -------------     -------------

Net increase (decrease) in net assets from operations...................        62,220,303       (60,054,106)
                                                                             -------------     -------------

DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income...........................................                --        (1,121,899)
   In excess of net investment income...................................                --              (414)
   From net realized gains from security transactions...................        (2,647,239)       (6,275,284)
   In excess of net realized gains......................................                --          (244,657)
                                                                             -------------     -------------

Decrease in net assets from distributions to shareholders...............        (2,647,239)       (7,642,254)
                                                                             -------------     -------------

FROM CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold............................................       134,362,337       129,614,288
   Net asset value of shares issued in reinvestment of
      distributions to shareholders.....................................         2,575,309         7,377,186
   Cost of shares redeemed..............................................      (130,938,779)     (413,234,783)
                                                                             -------------     -------------

Net increase (decrease) in net assets from capital share transactions...         5,998,867      (276,243,309)
                                                                             -------------     -------------

NET INCREASE/DECREASE IN NET ASSETS.....................................        65,571,931      (343,939,669)

NET ASSETS:
   Beginning of year....................................................       280,832,986       624,772,655
                                                                             -------------     -------------

   End of year..........................................................     $ 346,404,917     $ 280,832,986
                                                                             =============     =============


SUMMARY OF CAPITAL SHARE ACTIVITY:
   Shares sold..........................................................         4,669,761         5,203,161
   Shares issued in reinvestment of distributions to shareholders.......            87,533           292,323
   Shares redeemed......................................................       (4,666,464)       (16,660,660)
                                                                             -------------     -------------

   Net increase (decrease) in shares outstanding........................            90,830       (11,165,176)
   Shares outstanding, beginning of year................................        11,176,959        22,342,135
                                                                             -------------     -------------

   Shares outstanding, end of year......................................        11,267,789        11,176,959
                                                                             =============     =============


See accompanying notes to financial statements.


OAK VALUE FUND
FINANCIAL HIGHLIGHTS
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
==========================================================================================================================

                                                          YEAR        YEAR        YEAR        YEAR         YEAR
                                                          ENDED       ENDED       ENDED       ENDED        ENDED
                                                        JUNE 30,    JUNE 30,    JUNE 30,    JUNE 30,     JUNE 30,
                                                          2001        2000        1999        1998         1997

--------------------------------------------------------------------------------------------------------------------------

Net asset value beginning of year...............    $     25.13   $   27.96  $    27.04  $   20.63 $       15.62
                                                    -----------   ---------  ----------  --------- -------------

Income from investment operations:
   Net investment income (loss)................           (0.03)       0.11        0.07       0.05         (0.02)
   Net realized and unrealized gains...........
      (losses) on investments..................            5.88       (1.48)       1.76       6.98          6.06
                                                    -----------   ---------  ----------  --------- -------------
Total from investment operations...............            5.85       (1.37)       1.83       7.03          6.04
                                                    -----------   ---------  ----------  --------- -------------

Less distributions:
   From net investment income..................              --       (0.11)      (0.07)     (0.05)           --
   From net realized gains from
        security transactions..................           (0.24)      (1.30)      (0.81)     (0.44)        (1.03)
   In excess of net realized gains.............              --       (0.05)      (0.03)     (0.13)           --
                                                    -----------   ---------  ----------  --------- -------------
Total distributions............................           (0.24)      (1.46)      (0.91)     (0.62)        (1.03)
                                                    -----------   ---------  ----------  --------- -------------


Net asset value at end of year.................     $     30.74   $   25.13  $    27.96  $   27.04 $       20.63
                                                    ===========   =========  ==========  ========= =============


Total return...................................          23.32%      (7.91%)      6.80%     34.56%        39.60%
                                                    ===========   =========  ==========  ========= =============


Net assets at end of year (000's)..............        $346,405    $280,833    $624,773   $433,903       $82,661
                                                    ===========   =========  ==========  ========= =============

Ratio of expenses to average net assets(a).....           1.22%       1.13%       1.10%      1.22%         1.59%

Ratio of net investment income (loss)
        to average net assets..................          (0.12%)      0.28%       0.27%      0.41%        (0.16%)

Portfolio turnover rate........................             52%         22%         38%        15%           22%

(a) Absent the use of earnings credits on cash balances, the ratios of expenses to average net assets would have been 1.23% and 1.14% for the years ended
    June 30, 2001 and June 30, 2000, respectively.

See accompanying notes to financial statements.


OAK VALUE FUND
PORTFOLIO OF INVESTMENTS
JUNE 30, 2001
=============================================================================================================

                                                                                                  MARKET
     SHARES      COMMON STOCKS (97.7%):                                                           VALUE

-------------------------------------------------------------------------------------------------------------
                 BASIC MATERIALS  (4.0%):
        556,825  International Flavors & Fragrances, Inc.................................      $  13,993,012
                                                                                               -------------

                 CONSUMER RELATED  (8.3%):
        291,050  Avon Products, Inc......................................................         13,469,794
        761,500  Republic Services, Inc.(b)..............................................         15,115,775
                                                                                               -------------
                                                                                                  28,585,569
                                                                                               -------------
                 DIVERSIFIED  (13.5%):
            115  Berkshire Hathaway, Inc. - Class A(b)...................................          7,981,000
         12,054  Berkshire Hathaway, Inc. - Class B(b)...................................         27,724,200
        571,800  Cendant Corp.(b)........................................................         11,150,100
                                                                                               -------------
                                                                                                  46,855,300
                                                                                               -------------
                 FINANCE RELATED  (12.7%):
        326,500  Ambac Financial Group, Inc..............................................         19,002,300
        208,050  Equifax, Inc............................................................          7,631,274
        209,450  Household International, Inc............................................         13,970,315
         77,425  J.P. Morgan Chase & Co. ................................................          3,453,155
                                                                                               -------------
                                                                                                  44,057,044
                                                                                               -------------
                 HEALTHCARE  (1.9%):
        102,075  Merck & Co, Inc.........................................................          6,523,613
                                                                                               -------------

                 INSURANCE  (9.3%):
        182,900  AFLAC, Inc..............................................................          5,759,521
        164,000  PartnerRe Ltd...........................................................          9,085,600
         78,800  RLI Corp................................................................          3,539,696
        169,200  XL Capital Ltd. - Class A...............................................         13,891,320
                                                                                               -------------
                                                                                                  32,276,137
                                                                                               -------------
                 MARKETING SERVICES  (4.1%):
        393,325  Valassis Communications, Inc.(b)........................................         14,081,035
                                                                                               -------------

                 MEDIA  (17.1%):
        257,110  Scripps (E.W.) Co.......................................................         17,740,590
        597,600  USA Networks, Inc. (b)..................................................         16,732,800
        338,675  Walt Disney Co..........................................................          9,784,321
         25,940  Washington Post Co. - Class B...........................................         14,889,560
                                                                                               -------------
                                                                                                  59,147,271
                                                                                               -------------
                 RETAIL  (2.4%):
        226,340  Tiffany & Co............................................................          8,198,035
                                                                                               -------------


OAK VALUE FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
=============================================================================================================
                                                                                                  MARKET
     SHARES      COMMON STOCKS (97.7%) (CONTINUED)                                                VALUE
-------------------------------------------------------------------------------------------------------------
                 TECHNOLOGY  (11.2%):
        428,025  Compaq Computer Corp....................................................      $   6,630,107
        281,525  Corning, Inc............................................................          4,704,283
        209,975  Lexmark International, Inc. (b).........................................         14,120,819
        265,825  Sabre Holdings Corp. (b)................................................         13,291,250
                                                                                               -------------
                                                                                                  38,746,459
                                                                                               -------------
                 TELECOMMUNICATIONS  (13.2%):
        786,850  Charter Communications, Inc. (b)........................................         18,372,948
        402,350  Comcast Corp. - Special Class A (b).....................................         17,461,990
        183,612  Verizon Communications, Inc.............................................          9,823,242
                                                                                               -------------
                                                                                                  45,658,180
                                                                                               -------------

                 TOTAL COMMON STOCKS (COST $253,997,365).................................      $ 338,121,655
                                                                                               -------------


                 CASH EQUIVALENTS (4.2%):
     14,711,020  Valiant General Money Market Fund - Class A ............................         14,711,020
                                                                                               -------------

                 TOTAL CASH EQUIVALENTS (COST $14,711,020)...............................         14,711,020
                                                                                               -------------

                 TOTAL INVESTMENTS (COST $268,708,385)(a)-- 101.9%.......................      $ 352,832,675

                 OTHER LIABILITIES, IN EXCESS OF CASH AND OTHER ASSETS - (1.9)%..........         (6,427,758)
                                                                                               -------------

                 NET ASSETS-- 100.0%.....................................................      $ 346,404,917
                                                                                               =============


(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $1,009,642. Cost for federal tax purposes differs from value by net unrealized appreciation of securities as follows:

                 Unrealized appreciation............   $   88,989,655
                 Unrealized depreciation............       (5,875,007)
                                                       --------------
                  Net unrealized appreciation.......   $   83,114,648
                                                       ==============

(b)  Non-income producing security.

See accompanying notes to financial statements.

OAK VALUE FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001
================================================================================

1.  ORGANIZATION
The Oak Value Fund (the Fund) is a diversified series of shares of The Tuscarora Investment Trust (the Trust). The Trust, registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the 1940 Act), was organized as a Massachusetts business trust on March 3, 1995. The Fund itself began operations on January 18, 1993 as a series of the Albemarle Investment Trust.

The investment objective of the Fund is to seek capital appreciation primarily through investments in equity securities, consisting of common and preferred stocks and securities convertible into common stocks traded in domestic and foreign markets.

2.  SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of the Fund's significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States (GAAP). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

SECURITIES VALUATION -- The Fund's portfolio securities are valued as of the close of business of the regular session of the principal exchange where the security is traded. Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. Investments in investment companies are valued at their respective net asset values as reported by such companies. Securities and other assets for which no quotations are readily available are valued in good faith at fair value using methods approved by the Board of Trustees.

REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements from financial institutions such as banks and broker-dealers that the Trust's investment adviser deems creditworthy under the guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest).

SHARE VALUATION -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets less liabilities, by the number of shares outstanding. The offering price and redemption price per share are equal to the net asset value per share.

DISTRIBUTIONS TO SHAREHOLDERS -- Dividends arising from net investment income, if any, are declared and paid semi-annually. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of dividends from net investment income and distributions from net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. The "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income and realized capital gains for financial reporting purposes but not tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on a trade date basis. Net realized gains or losses from sales of securities are determined using the specific identification cost method. Interest income is recognized on an accrual basis and dividends are recorded on the ex-dividend date.

FEDERAL INCOME TAX -- It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

OTHER -- The Fund may maintain a cash balance with the custodian and receive a reduction of its custody fees and expenses for the amount of interest earned on such uninvested cash balances. For the year ended June 30, 2001, the reduction of custodian fees and expenses was $32,882. This arrangement has no or little effect on net investment income as the Fund would otherwise invest such cash amounts in short term interest-bearing assets.

3.  INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $158,299,877 and $152,523,541, respectively, for the year ended June 30, 2001.

4.  TRANSACTIONS WITH AFFILIATES
INVESTMENT ADVISORY AGREEMENT
The Fund's investments are managed by Oak Value Capital Management, Inc. (the Adviser) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.90% of the Fund's average daily net assets.

ADMINISTRATION, TRANSFER AGENCY AND  FUND ACCOUNTING AGREEMENTS
BISYS Fund Services Ohio, Inc. (BISYS) serves as the administrator, transfer agent and fund accounting services agent for the Trust.

Under the terms of the Administration Agreement with the Trust, BISYS supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services for the Fund. BISYS supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For these services, BISYS receives a monthly fee based on the Fund's average daily net assets.

Under the terms of the Transfer Agency Agreement with the Trust, BISYS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, BISYS receives a monthly fee based on the number of shareholder accounts in the Fund. In addition, the Fund reimburses BISYS for out-of-pocket expenses including, but not limited to, postage and supplies.

Under the terms of the Fund Accounting Agreement with the Trust, BISYS calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, BISYS receives a monthly fee based on the Fund's average daily net assets. In addition, the Fund pays certain out-of-pocket expenses incurred by BISYS in obtaining valuations for the Fund's portfolio securities.

Certain trustees and officers of the Trust are also officers of the Adviser or BISYS. Such trustees and officers receive no direct payments or fees from the Trust for serving as officers.

5. FEDERAL INCOME TAX INFORMATION (UNAUDITED)
For the taxable year ended June 30, 2001, there were no income dividends paid. During the year ended June 30, 2001, the Fund paid $2,647,239 in long-term capital gain distributions.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
================================================================================


To the Shareholders and Board of Trustees of the Oak Value Fund of the Tuscarora Investment Trust:

We have audited the accompanying statement of assets and liabilities of the Oak Value Fund of the Tuscarora Investment Trust (a Massachusetts business trust), including the schedule of portfolio investments, as of June 30, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Oak Value Fund of the Tuscarora Investment Trust as of June 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.



ARTHUR ANDERSEN LLP

Columbus, Ohio
August 3, 2001

OAK VALUE FUND

INVESTMENT ADVISER
Oak Value Capital Management, Inc.
3100 Tower Boulevard, Suite 700
Durham, North Carolina 27707
1-800-680-4199
www.oakvaluefund.com

ADMINISTRATOR
BISYS Fund Services Ohio, Inc.
3435 Stelzer Rd.
Columbus, OH 43219

INDEPENDENT AUDITORS
Arthur Andersen LLP
41 South High Street
Columbus, Ohio  43215

CUSTODIAN
The Bank of New York
100 Church St.
New York, NY 10286

BOARD OF TRUSTEES
George W. Brumley, III
C. Russell Bryan
David R. Carr, Jr.
John M. Day
Joseph T. Jordan, Jr.

OFFICERS
George W. Brumley, III, President
David R. Carr, Jr., Vice President
Georgette Prigal, Vice President
Nadeem Yousaf, Treasurer
Lori K. Charles, Secretary


This report is for the information of the shareholders of the Oak Value Fund. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.


                                  Annual Report
                                  June 30, 2001


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